the doj & cd
Department:
Justice and Constitutional Development
REPUBLIC OF SOUTH AFRICA

REGISTRAR OF THE WESTERN CAPE HIGH COURT : CAPE TOWN
GRIFFIER VAN DIE WESKAAP HOë HOF : KAAPSTAD

Private Bag X 9020, CAPE TOWN, 8000 • 35 Keerom Street, CAPE TOWN
Tel (021) 480 2411, Fax (021) 423 0412

ENQ: MS V. NGXOWENI DATE: 25th NOVEMBER 2009 REF: 1/3/2

AUTHENTICATION OF SIGNATURES

I, VUYOLWETHU NGXOWENI, ACTING IN THE CAPACITY OF REGISTRAR AT THE WESTERN CAPE HIGH COURT, CAPE TOWN, DO HEREBY CERTIFY THAT

FARAHNAAZ SAFODIEN

WHOSE SIGNATURE APPEARS ON THE DOCUMENT(S) HERETO ANNEXED,

IS A NOTARY PUBLIC, PRACTICING AS SUCH AT THE WESTERN CAPE HIGH COURT, CAPE PROVINCE, REPUBLIC OF SOUTH AFRICA.

GIVEN UNDER MY HAND AND SEAL OF OFFICE AT CAPE TOWN, IN THE PROVINCE OF THE WESTERN CAPE ON THIS 25TH DAY OF NOVEMBER IN THE YEAR TWO THOUSAND AND NINE (2009).

'O. 1717/09

REGISTRAR HIGH COURT

WESTERN CAPE HIGH COURT
APOSTILLE
2009 -11- 25

Certificate of Notary

Know all whom it may concern:

I, Farahnaaz Safodien, Notary, practising at Rondebosch in the Province of the Western Cape, Republic of South Africa duly sworn and admitted as such, do hereby certify that I was present on 24 November 2009 when Christopher James Leatt, the duly authorised director of Leatt Corporation (EIN NO. 20-281-9367) the company referred to in the document attached hereto, sign and executed it and that the name Christopher James Leatt signed thereon is in the actual handwriting of Christopher James Leatt, the duly authorised director of Leatt Corporation.

In witness whereof I, the said notary, have signed this deed and have caused the seal of office to be affixed thereto at RONDEBOSCH, Cape Town, Republic of South Africa on this 24 November 2009.

Quod Attestor
Notary

CONTRATO DE LICENÇA DE DIREITOS AUTORAIS

Este Contrato de Licença de Direitos Autorais (doravante denominado "Contrato") é celebrado entre:

a) Leatt Corporation, empresa situada em 5348 Vegas Drive, #775, Las Vegas, Nevada 89108 USA (EIN NO. 20-281-9367) (doravante denominada simplesmente **LICENCIANTE);**

e

b) SILVA MATTOS & CIA. LTDA., sociedade empresária por ações, inscrita no C.N.P.J. sob nº 39.008.214/0001-40, com sede na Cidade de Mogi das Cruzes, Estado de São Paulo, na Avenida Francisco Rodrigues Filho, nº 4.720, Vila Suissa, CEP 08810-000, neste ato representada pelo acionista o Sr. Julio Pérsio da Silva Mattos (Presidente), portador da cédula de identidade RG nº 18.787.199 e inscrito no CPF/MF sob o nº 146.443.538-33, residente e domiciliado na Rua Joaquim Martins Coelho, 1070, Mogi das Cruzes SP, Brasil (doravante denominada simplesmente **LICENCIADA);**

(sendo LICENCIANTE e LICENCIADA doravante denominadas em conjunto como "**Partes**" e isoladamente como "**Parte**");

CONSIDERANDO que a LICENCIANTE é empresa voltada para fabricação, distribuição, desenvolvimento, criação, comercialização de roupas e acessórios para a prática de esportes em geral e uso casual, doravante simplesmente "Produtos";

CONSIDERANDO QUE a LICENCIADA tem interesse em fabricar e comercializar os Produtos no Brasil, (doravante simplesmente "Território") ;

COPYRIGHT LICENSE AGREEMENT

This Copyright License Agreement (hereinafter referred to as "Agreement") is entered by and between:

a) Leatt Corporation, with address in the 5348 Vegas Drive, #775, Las Vegas, Nevada 89108 USA (EIN NO. 20-281-9367) (hereinafter refereed to as "**LICENSOR**")

and

b) SILVA MATTOS & CIA. LTDA., Brazilian company, enrolled with corporate taxpayers' number 39.008.214/0001-40, with headquarters at City of Mogi das Cruzes, state of São Paulo, at Avenida Francisco Rodrigues Filho, nº 4.720, Vila Suissa, ZIP CODE 08810-000, herein represented by Julio Pérsio da Silva Mattos, bearer of ID number RG nº 18.787.199 and enrolled with corporate taxpayers number nº 146.443.538-33, (hereinafter referred to as **LICENSEE);**

(being LICENSOR and LICENSEE hereinafter collectively referred to as "**Parties**" and solely as "**Party**");

WHEREAS LICENSOR is a company that manufactures, distributes, develops and trades clothing and accessories for practice of sports in general and casual wear, hereinafter referred to as "Products";

WHEREAS LICENSEE is interested in manufacturing and trading the Products in Brazil (hereinafter referred to as "Territory");

RESOLVEM AS PARTES, de comum acordo, firmar o presente CONTRATO DE LICENÇA DE DIREITOS AUTORAIS, "CONTRATO", de acordo com as cláusulas e condições a seguir:

1. OBJETO

1.1. A Licenciante, legítima detentora dos direitos autorais de criação dos Produtos descritos e listados no Anexo A, deste contrato, concede à Licenciada uma licença de fabricação e comercialização dos Produtos no Território.

2. VIGÊNCIA

2.1. O presente contrato terá vigência por prazo indeterminado, computando-se o inicio do contrato a data da assinatura do mesmo.

3. REMUNERAÇÃO

3.1. A Licenciada pagará à Licenciante, pela licença ora concedida, a titulo de *royalties*, a importância de 20% (vinte por cento) calculado sobre o preço líquido de vendas dos Produtos, trimestralmente.

3.2. O pagamento dos *royalties* previsto nesta cláusula deverá ser efetuado na primeira semana subseqüente ao fechamento do trimestre, na conta seguinte conta bancária:

Bank of America, Sandlake Road, Florida Branch USA, 005565620784
Routing Code: ABA No 063 0000 47
Electronic: ABA No 026009593
Swift Code: BOFAUS3N
Reference: Order No.

THE PARTIES hereto do covenant and agree to execute this COPYRIGHT LICENSE AGREEMENT according the clauses and conditions as follows:

1. OBJECT

1.1. Licensee legitimate owner of the copyrights of the Products described and listed in Appendix A, of this Agreement, grants to Licensee a license to manufacture and trade the Products in the Territory.

2. TERM

2.1. The present Agreement will be in effect as from the date of its execution and shall remain for undetermined period of time.

3. COMPENSATION

3.1. Licensee shall pay Licensor for the licensee object of this agreement, as royalties, equal to 20% (twenty per cent) of net sale price of the products to be calculated on a quarterly basis (which equals USD 50.00 per product).

3.2. The royalties payment foreseen in this clause shall be payable on the first week subsequently to the closing of the quarter period, in the following bank account:

Bank of America, Sandlake Road, Florida Branch USA, 005565620784
Routing Code:
ABA Number – 063 0000 47
Electronic : ABA No. 026009593
Swift Code: BOFAUS3N
Reference: Order No.

4. TERRITÓRIO

4.1. O Território compreendido neste contrato é o da República Federativa do Brasil.

5. LOCAIS E PREÇOS DE VENDA

5.1. A Licenciada poderá vender e distribuir os Produtos nos mercados varejista e atacadista da forma que melhor lhe convier, respeitados os limites do Território previsto neste Contrato.

5.2. Em havendo interesse, a Licenciada poderá exportar os Produtos, mediante prévia autorização, por escrito, da Licenciante.

6. PRESTAÇÃO DE CONTAS E RELATÓRIOS

6.1. A Licenciada fornecerá à Licenciante, sempre que solicitado, mas nunca em periodicidade inferior à mensal, informações sobre as vendas dos Produtos, acompanhada do respectivo relatório de vendas.

6.2. Todos os avisos e comunicações que sejam necessários expedir, por força do presente Contrato, bem como cópias dos relatórios, deverão ser enviados para os endereços abaixo indicados:

Para a **Licenciante**:
Mr Michael Taylor
Fax nº: 0027 21 557 7381
Tel: 0027 21 557 7257
Endereço: No. 50 Kiepersol Crescent, Atlas Gardens, Durbanville, 7551, Cape Town
e-mail : mike@leatt-brace.com

Para a **Licenciada**:
Sr: Antonio Henrique da Silva Mattos
Fax: 55 – 11 – 4793.5595
Tel: 55 -11- 4793.5500

4. TERRITORY

4.1. The Territory comprised in this Agreement is the Federative Republic of Brazil.

5. SALES POINTS AND PRICES

5.1. Licensee may sell and distribute the Products in the retail and gross markets, according to its own criteria, respected the limits of the Territory foreseen in the Agreement.

5.2. Should Licensee be interested in exporting the Products, a previous written authorization from Licensor, shall be required.

6. ACCOUNTING AND REPORTS

6.1. Licensee shall provide Licensor, whenever requested, but never in a period lower than monthly, information on sales of the Products, enclosing the corresponding sales report.

6.2. Any and all communication arising out of this Agreement as well as copies of the reports, shall be addressed to the parties as indicated below:

To Licensor:
Mr. Michael Taylor
Fax: 0027 21 557 7381
Tel.: 0027 21 557 7257
Address: No. 50 Kiepersol Crescent, Atlas Gardens, Durbanville, 7551, Cape Town
e-mail: mike@leatt-brace.com

To Licensee:
Mr. Antonio Henrique da Silva Mattos
Fax: 55 – 11 – 4793.5595
Tel: 55 -11- 4793.5500

Endereço: Av. Francisco Rodrigues Filho, 4768
e-mail: Antonio@silvamattos.com.br

Address: Av. Francisco Rodrigues Filho, 4768
e-mail: Antonio@silvamattos.com.br

7. CONDIÇÕES COMERCIAIS

7.1. A Licenciante se compromete a entregar, a cada nova coleção, até o dia September, as artes finais das imagens dos Produtos.

7.2. A Licenciada terá o direito não – exclusivo para fabricar os Produtos durante a vigência contratual, sendo-lhe vedado o direito de sublicenciar, podendo autorizar terceiros na produção parcial dos Produtos.

8. RESCISÃO

8.1. A rescisão contratual por qualquer das partes deverá ser precedida de notificação por escrito, com antecedência de 30 (trintas) dias.

8.2. Em caso de falência, recuperação judicial ou extrajudicial, dissolução ou liquidação de qualquer das partes, este contrato será considerado automaticamente rescindido.

9. DISPOSIÇÕES GERAIS

9.1. O presente contrato obriga, em todos os seus termos, as partes, bem como seus herdeiros e sucessores.

9.2. As partes permanecerão como contratantes independentes e nada neste Contrato deve ser entendido como ou ser interpretado criação de entidade, *joint-venture* ou relação de parceria entre as partes.

7. COMMERCIAL TERMS

7.1. Licensor shall deliver to Licensee, for each new collection, until September, the final artwork of the drawings of the Products.

7.2. Licensee shall have the non-exclusive right to manufacture the Products during the term of this Agreement, and shall not have the right to sublicense the rights granted herein. It is authorized to Licensee to grant to third parties part of the manufacturing of the Products.

8. TERMINATION

8.1. Termination of this agreement by any of the parties shall be made through written notification to the other party, in this sense, at least 30 (thirty) days in advance.

8.2. In the hypothesis of insolvency or voluntary or involuntary bankruptcy of any of the parties this agreement shall be automatically terminated.

9. MISCELLANEOUS

9.1. The present Agreement is biding in all its terms, the Parties hereto, as well as their successors and assignees.

9.2. The Parties shall remain independent contractors and nothing in this Agreement is intended to or shall be construed as a creation of any agency, employment, joint venture or partnership relationship between the Parties.

9.3. A opção de quaisquer das Partes em não questionar qualquer inadimplemento ou infração deste Contrato, não significa que as partes renunciam ao direito de exigir tal execução com relação a qualquer inadimplemento ou infração, que venha a ocorrer mais tarde, exceto se a parte causadora do descumprimento, renegocie com a outra parte, o item objeto da infração.

9.3. The choice by either of the Parties in no to call into question any default or breach o this Agreement shall not cause the waiver o right to demand such execution in regard t any other or subsequent default or breach except if the Party causing the defaul renegotiates with the other Party the iten object of the breach.

9.4. Ao final do contrato, a Licenciada se compromete a devolver à Licenciante eventuais desenhos contendo direitos de propriedade intelectual da Licenciante, que estiverem, a esta época, em seu poder.

9.4. Upon termination of this Agreement Licensee shall return to Licensor any and al material comprising copyrights of Licensor tha may be, at that time, in his possession.

10. FORO

10. LAW AND JURISDICTION

10.1. O presente contrato será regido pelas leis da República Federativa do Brasil. Para todas e quaisquer questões oriundas deste Contrato, as Partes elegem o foro Central da Comarca da Capital do Estado de São Paulo.

10.1. This Agreement shall be governed b the laws of the Federative Republic of Brazil For all and any questions arising from thi Agreement, the Parties hereby elect the Central Civil Courts of the Capital City of the State of Sao Paulo.

E, POR ESTAREM ASSIM JUSTAS E CONTRATADAS, assinam o presente CONTRATO em 03 (três) vias de igual teor e forma, na presença de 02 (duas) testemunhas, abaixo-assinadas para um só fim de direito.

IN WITNESS WHEREOF, the PARTIES hereto sign and cause this AGREEMENT t be executed in 3 (three) identical counterpart before the 2 (two) undersigned witnesses, t produce all its legal effects.

24 November 2009

Cape Town – ~~21 July 2009~~

LICENCIANTE/LICENSOR – LEATT CORPORATION

1.º TAB.

LICENCIADA/LICENSEE – SILVA MATTOS E CIA. LTDA.

REG. CIVIL

Testemunhas

1. Pretorius

CPF

RG

2.

CPF 808.399.918-00

RG: 5.989.255-9

9.3. A opção de quaisquer das Partes em não questionar qualquer inadimplemento ou infração deste Contrato, não significa que as partes renunciam ao direito de exigir tal execução com relação a qualquer inadimplemento ou infração, que venha a ocorrer mais tarde, exceto se a parte causadora do descumprimento, renegocie com a outra parte, o item objeto da infração.

9.3. The choice by either of the Parties in no to call into question any default or breach o this Agreement shall not cause the waiver o right to demand such execution in regard t any other or subsequent default or breach except if the Party causing the defaul renegotiates with the other Party the iten object of the breach.

9.4. Ao final do contrato, a Licenciada se compromete a devolver à Licenciante eventuais desenhos contendo direitos de propriedade intelectual da Licenciante, que estiverem, a esta época, em seu poder.

9.4. Upon termination of this Agreement Licensee shall return to Licensor any and al material comprising copyrights of Licensor tha may be, at that time, in his possession.

10. FORO

10. LAW AND JURISDICTION

10.1. O presente contrato será regido pelas leis da República Federativa do Brasil. Para todas e quaisquer questões oriundas deste Contrato, as Partes elegem o foro Central da Comarca da Capital do Estado de São Paulo.

10.1. This Agreement shall be governed b the laws of the Federative Republic of Brazil For all and any questions arising from thi Agreement, the Parties hereby elect th Central Civil Courts of the Capital City of th State of Sao Paulo.

E, POR ESTAREM ASSIM JUSTAS E CONTRATADAS, assinam o presente CONTRATO em 03 (três) vias de igual teor e forma, na presença de 02 (duas) testemunhas, abaixo-assinadas para um só fim de direito.

IN WITNESS WHEREOF, the PARTIES hereto sign and cause this AGREEMENT t be executed in 3 (three) identical counterpart before the 2 (two) undersigned witnesses, t produce all its legal effects.

Cape Town – ~~21 July 2009~~ 24 November 2009

LICENCIANTE/LICENSOR – LEATT CORPORATION

1.° TAB.

LICENCIADA/LICENSEE – SILVA MATTOS E CIA. LTDA.

REG. CIVIL

Testemunhas

1. Pretorius ______________________ 2. ______________________

CPF CPF 808.399.918-00

RG RG: 5.989.255-9

BRA

BRA

133650MB

CONSULADO-GERAL NA CIDADE DO CABO

Solicitação nº 414,091209-000001

20,00

Pagou R$ 20,00 - Ouro
R 200,00 - TEC 414

Reconheço verdadeira, por semelhança, a assinatura neste documento de Farahnaaz Safodien - notária, em(no) Cidade do Cabo - África do Sul. E, para constar onde convier, mandei passar o presente, que assinei e fiz selar com o selo deste(a) Consulado-Geral.

Cidade do Cabo, nove de dezembro de dois mil e nove

JOAQUIM AUGUSTO WHITAKER SALLES
Cônsul-Geral

Dispensada a legalização da assinatura consular de acordo com o art. 2º, do Dec. 84.451/80.
A presente legalização não implica aceitação do teor do documento.

REGISTRO CIVIL DAS PESSOAS NATURAIS E DE INTERDIÇÕES E TUTELAS DA SEDE

BEL. SEBASTIÃO G. DE MORAIS
OFICIAL

Reconheço, por semelhança, a firma retro de: JOSE RENATO FONSECA DA SILVEIRA, em documento com valor econômico, dou fé.

Mogi das Cruzes, 05 de janeiro de 2010.
Em Testº ____ da verdade.

ALEXANDRA ANGELICA DE OLIVEIRA SANTOS - Escrevente autorizada
Cód. [20094105133114003433491] (01d 1:Total R$ 4,80)

Tabelião de Notas e Protesto de Títulos - M. Cruzes
Rua Princ. Isabel de Bragança, 268
4799-2226
4726-8226

0599AA110851

1º Tabelião de Notas e de Protesto de Mogi das Cruzes
ROBERTO DA SILVA PIRES - Tabelião
Rua Princesa Isabel de Bragança, 268 - Tel. 4799-2226
Reconheço por semelhança a(s) firma(s) de: PAULO PERSIO DA SILVA MATTOS(16031). Dou fé.
Em test ____ da verdade.
Mogi das Cruzes - SP, 05/01/2010.

Para validade no Brasil, deverá ser vertido em vernáculo.